UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2020

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26224	51-0317849
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Campus Road

Princeton, NJ 08540

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (609) 275-0500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $.01 Per Share	IART	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 7, 2020, Integra LifeSciences Holdings Corporation (“Integra”) completed a private unregistered offering of $575 million aggregate principal amount of its 0.50% Convertible Notes due 2025 (the “Notes”), which amount includes the full exercise of the initial purchasers’ option to purchase additional Notes.

The net proceeds from this offering were approximately $558.4 million, after deducting the initial purchasers’ discounts and commissions and the estimated offering expenses payable by Integra. Integra used approximately $59.7 million of the net proceeds to pay the cost of the convertible note hedge transactions described below (after such cost was partially offset by the proceeds to Integra from the warrant transactions described below).

Integra used $100 million of the net proceeds from this offering to repurchase shares of Integra’s common stock, par value $0.01 per share (“Common Stock”), including approximately $7.6 million from certain purchasers of Notes in privately negotiated transactions effected through one of the initial purchasers as Integra’s agent concurrently with the completion of this offering and approximately $92.4 million through an accelerated share repurchase program, which Integra entered into with JPMorgan Chase Bank, National Association, New York branch on February 5, 2020, as described below. Integra expects to use the remainder of the net proceeds for general corporate purposes, which may include repayment of a portion of the indebtedness under Integra’s senior credit facility.

Indenture

On February 7, 2020, Integra entered into an Indenture (the “Indenture”), dated as of February 7, 2020, with Citibank, N.A., as trustee (the “Trustee”), relating to the issuance of the Notes.

The Notes bear interest at a rate of 0.50% per year, payable semi-annually in arrears on February 15 and August 15 of each year, commencing August 15, 2020. The Notes will mature on August 15, 2025, unless earlier repurchased, redeemed or converted.

Subject to the terms of the Indenture, the Notes may be converted at an initial conversion rate of 13.5739 shares of Common Stock per $1,000 principal amount of Notes (equivalent to an initial conversion price of approximately $73.67 per share of Common Stock). Holders of the Notes may convert their Notes at their option at any time on or after February 15, 2025 until the close of business on the second scheduled trading day immediately preceding the maturity date. Holders of the Notes will also have the right to convert the Notes prior to February 15, 2025, but only upon the satisfaction of certain conditions and during certain periods described in the Indenture. The conversion rate is subject to anti-dilution adjustments if certain events occur.

Prior to February 20, 2023, the Notes will not be redeemable. On or after February 20, 2023, Integra may redeem for cash all or part of the Notes, at its option, if the last reported sale price of the Common Stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which Integra provides notice of redemption.

If certain corporate events (each defined in the Indenture as a “Make-Whole Fundamental Change”) occur or following the delivery by Integra of a notice of redemption prior to the maturity date of the Notes, and a holder elects to convert its Notes in connection with such corporate event or notice of redemption, Integra will, under certain circumstances, increase the conversion rate for the Notes so surrendered for conversion by a number of additional shares of Common Stock as specified in the Indenture. No such adjustment to the conversion rate will be made if the price paid (or deemed to be paid) per share of Common Stock in such corporate event or with respect to the optional redemption is either less than $56.67 or exceeds $200.00.

If a specified “Fundamental Change” (as defined in the Indenture) occurs prior to the maturity date of the Notes, under certain circumstances, each holder may require Integra to repurchase all or part of its Notes at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.

Under the Indenture, the Notes may be accelerated upon the occurrence of certain customary events of default. In the case of an event of default with respect to the Notes arising from specified events of bankruptcy, insolvency or reorganization involving Integra or a significant subsidiary of Integra, 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable. If any other event of default with respect to the Notes under the Indenture occurs or is continuing, the Trustee or holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare 100% of the principal of and accrued and unpaid interest on the Notes to be due and payable.

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the complete text of the Indenture, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Convertible Note Hedge and Warrant Transactions

In connection with the offering of the Notes, Integra entered into convertible call option transactions with (i) Citibank N.A., (ii) Goldman Sachs & Co. LLC, (iii) Morgan Stanley & Co. International plc and (iv) Wells Fargo Bank, National Association (each, an “option counterparty”). The convertible note hedge transactions cover, subject to anti-dilution adjustments substantially similar to those applicable to the Notes, the number of shares of Common Stock underlying the Notes. Concurrently with entering into the convertible note hedge transactions, Integra also entered into warrant transactions with each option counterparty whereby Integra sold to such option counterparty warrants to purchase, subject to customary anti-dilution adjustments, the same number of shares of Common Stock.

The convertible note hedge transactions are expected generally to reduce the potential dilution upon conversion of the Notes and/or offset any cash payments Integra is required to make in excess of the principal amount of converted Notes, as the case may be, in the event that the market price per share of Common Stock, as measured under the terms of the convertible note hedge transactions, is greater than the strike price of the convertible note hedge transactions, which initially corresponds to the conversion price of the Notes and is subject to anti-dilution adjustments substantially similar to those applicable to the conversion rate of the Notes. If, however, the market price per share of Common Stock, as measured under the terms of the warrant transactions, exceeds the strike price of the warrants, there would nevertheless be dilution to the extent that such market price exceeds the strike price of the warrants, unless Integra elects to settle the warrants in cash.

Integra will not be required to make any cash payments to each option counterparty or its affiliates upon the exercise of the options that are a part of the call option transactions, but will be entitled to receive from them a number of shares of Common Stock, an amount of cash or a combination thereof generally based on the amount by which the market price per share of Common Stock, as measured under the terms of the convertible note hedge transactions, is greater than the strike price of the convertible note hedge transactions during the relevant valuation period under the convertible note hedge transactions. Additionally, if the market price per share of Common Stock, as measured under the terms of the warrant transactions, exceeds the strike price of the warrants during the measurement period at the maturity of the warrants, Integra will owe each option counterparty a number of shares of Common Stock in an amount based on the excess of such market price per share of Common Stock over the strike price of the warrants. However, as specified under the terms of the warrant transactions, Integra may elect to settle the warrants in cash.

The convertible note hedge transactions and the warrant transactions are separate transactions entered into by Integra with each option counterparty, are not part of the terms of the Notes and will not change the holders’ rights under the Notes. Holders of the Notes will not have any rights with respect to the convertible note hedge transactions or the warrant transactions.

The foregoing description of the convertible note hedge transactions and the warrant transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of each of the confirmations of these transactions, copies of which are filed as Exhibits 10.1 to 10.16 hereto and are incorporated herein by reference.

Accelerated Share Repurchase Program

On February 5, 2020, the Company entered into an Issuer Forward Repurchase Transaction Confirmation (the “ASR Agreement”), with JPMorgan Chase Bank, National Association, New York Branch (the “ASR Counterparty”), as part of the Company’s previously announced share repurchase program. Under the ASR Agreement, the Company paid approximately $92.4 million to the ASR Counterparty and received an initial delivery of approximately 1.3 million shares of its Common Stock from the ASR Counterparty on February 7, 2020. The final number of shares of Common Stock to be repurchased under the ASR Agreement will be based on the average of the volume-weighted average prices of the Common Stock during a period beginning after the ASR Agreement becomes effective, less a discount. At settlement, the ASR Counterparty may be required to deliver additional shares of Common Stock to the Company or, under certain circumstances, the Company may be required to deliver shares of Common Stock or make a cash payment to the ASR Counterparty. Final settlement of the ASR Agreement is expected to be completed in June 2020, although the settlement may be accelerated at the ASR Counterparty’s option.

The ASR Agreement contains the principal terms and provisions governing the accelerated share repurchase, including, but not limited to, the mechanisms to determine the number of shares of Common Stock or the amount of cash that will be delivered at settlement, the required timing of delivery of shares of Common Stock, the specific circumstances under which adjustments may be made to the transaction, the specific circumstances under which the transaction may be terminated prior to its scheduled maturity, and various acknowledgements, representations and warranties made by the Company and the ASR Counterparty to one another.

The foregoing description of the ASR Agreement does not purport to be complete and is qualified in its entirety by reference to the Issuer Forward Repurchase Transaction Confirmation, a copy of which is filed as Exhibit 10.17 hereto and is incorporated herein by reference.

Item 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Indenture” is incorporated herein by reference.

Item 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth in Item 1.01 of this Current Report on Form 8-K under the headings “Indenture” and “Convertible Note Hedge and Warrant Transactions” is incorporated herein by reference. Integra sold the Notes to the initial purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for resale to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act.

Integra entered into the warrant transactions with the option counterparties in reliance on the exemption from registration provided by
Section 4(a)(2) of the Securities Act.

The Notes and any shares of Common Stock issuable upon the conversion of the Notes or from the exercise of the warrants by the option counterparties pursuant to the warrant transactions have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description of Exhibit

4.1	Indenture, dated as of February 7, 2020, by and between Integra LifeSciences Holdings Corporation and Citibank, N.A., as trustee.

10.1	Base Call Option Transaction Confirmation, dated as of February 4, 2020, between Integra LifeSciences Holdings Corporation and Citibank, N.A.

10.2	Base Call Option Transaction Confirmation, dated as of February 4, 2020, between Integra LifeSciences Holdings Corporation and Goldman Sachs & Co. LLC.

10.3	Base Call Option Transaction Confirmation, dated as of February 4, 2020, between Integra LifeSciences Holdings Corporation and Morgan Stanley & Co. International plc.

10.4	Base Call Option Transaction Confirmation, dated as of February 4, 2020, between Integra LifeSciences Holdings Corporation and Wells Fargo, National Association.

10.5	Base Warrant Confirmation, dated as of February 4, 2020, between Integra LifeSciences Holdings Corporation and Citibank, N.A.

10.6	Base Warrant Confirmation, dated as of February 4, 2020, between Integra LifeSciences Holdings Corporation and Goldman Sachs & Co. LLC.

10.7	Base Warrant Confirmation, dated as of February 4, 2020, between Integra LifeSciences Holdings Corporation and Morgan Stanley & Co. International plc.

10.8	Base Warrant Confirmation, dated as of February 4, 2020, between Integra LifeSciences Holdings Corporation and Wells Fargo, National Association.

10.9	Additional Call Option Transaction Confirmation, dated as of February 5, 2020, between Integra LifeSciences Holdings Corporation and Citibank, N.A.

10.10	Additional Call Option Transaction Confirmation, dated as of February 5, 2020, between Integra LifeSciences Holdings Corporation and Goldman Sachs & Co. LLC.

10.11	Additional Call Option Transaction Confirmation, dated as of February 5, 2020, between Integra LifeSciences Holdings Corporation and Morgan Stanley & Co. International plc.

10.12	Additional Call Option Transaction Confirmation, dated as of February 5, 2020, between Integra LifeSciences Holdings Corporation and Wells Fargo, National Association.

10.13	Additional Warrant Confirmation, dated as of February 5, 2020, between Integra LifeSciences Holdings Corporation and Citibank, N.A.

10.14	Additional Warrant Confirmation, dated as of February 5, 2020, between Integra LifeSciences Holdings Corporation and Goldman Sachs & Co. LLC.

10.15	Additional Warrant Confirmation, dated as of February 5, 2020, between Integra LifeSciences Holdings Corporation and Morgan Stanley & Co. plc.

10.16	Additional Warrant Confirmation, dated as of February 5, 2020, between Integra LifeSciences Holdings Corporation and Wells Fargo, National Association.

10.17	Issuer Forward Repurchase Transaction Confirmation, dated as of February 5, 2020, between Integra LifeSciences Holdings Corporation and JPMorgan Chase Bank, National Association, New York Branch.

104	Cover Page Interactive Data File (embedded within the inline XRBL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

Date: February 7, 2020	By:	/s/ Carrie Anderson
Carrie Anderson
	Title:	Corporate Vice President and Chief Financial
Officer